Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”) dated as of October 6, 2005, is among KINDER MORGAN, INC., a Kansas corporation (the “Borrower”); CITIBANK, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and each of the undersigned Lenders.

R E C I T A L S

A.

The Borrower, the Agents and the Lenders are parties to that certain Five-Year Credit Agreement dated as of August 5, 2005 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.

The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement.

C.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.     Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement.  Unless otherwise indicated, all section references in this First Amendment refer to sections of the Credit Agreement.

Section 2.     Amendments to Credit Agreement.

2.1

Amendments to Section 1.01.

      (a)   The definition of “Consolidated Net Tangible Assets” is hereby amended by adding the word “Consolidated” prior to each occurrence of the word “Subsidiary” therein.

      (b)   The definition of “Material Indebtedness” is hereby amended by adding the word “Consolidated” prior to each occurrence of the word “Subsidiary” therein.

      (c)   The definition of “Trust Preferred Securities” is hereby amended in its entirety as follows:

“Trust Preferred Securities” means with respect to the Borrower, (a) mandatorily redeemable capital trust securities of trusts which are Consolidated Subsidiaries and the subordinated debentures of the Borrower in which the proceeds of the issuance of such capital trust securities are invested, including, without limitation, $283,600,000 of such securities outstanding as of the Acquisition Effective Date, and (b) mandatorily redeemable capital securities which are subordinated debentures of the Consolidated Subsidiary in which the proceeds of the issuance of such capital securities are invested, including, without limitation, Cdn. $125,000,000 of such securities outstanding as of the Acquisition Effective Date.

      (d)   The following definitions are hereby added where alphabetically appropriate to read as follows:

“Acquisition Effective Date” means the effective date of the acquisition by a Subsidiary of the Borrower of all of the outstanding shares of Terasen Inc.

“First Amendment” means the First Amendment to Credit Agreement dated as of October 6, 2005 among the Borrower, the Administrative Agent and the Lenders party thereto.

“Minority Interest” means, with respect to any Person (other than KMP) the accounts of which are consolidated with the Borrower, the aggregate amount of the Equity Interests of such Person in any corporation, limited liability company, partnership, association or other entity of which securities or other ownership interests representing 50% or less of the equity or 50% or less of the ordinary voting power or, in the case of a partnership, 50% or less of the general partnership interests are, as of such date, owned, controlled or held by such Person.

2.2

Amendment to Section 6.01(a)(i).  Section 6.01(a)(i) is hereby amended by inserting the words “including the Minority Interest” after the words “Consolidated Total Capitalization of the Borrower” at the end thereof.

2.3

Amendment to Section 6.01(a)(ii).  As of the Acquisition Effective Date, Section 6.01(a)(ii) is hereby deleted in its entirety.

2.4

Amendment to Section 6.01(a)(iii).  As of the Acquisition Effective Date, Section 6.01(a)(iii) is hereby deleted in its entirety.

2.5

Amendment to Clauses (f) and (k) of Article VII.  Article VII is hereby amended by adding the word “Consolidated” prior to each occurrence of the word “Subsidiary” in subsections (f) and (k) therein.

Section 3.    Conditions Precedent.

3.1

Except as provided in Section 3.2 below, this First Amendment shall become effective as of the date first set forth above when each of the following conditions is satisfied (or waived in accordance with Section 9.02 of the Credit Agreement):

(a)

The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable, if any, in connection with this First Amendment on or prior to the date hereof.

(b)

The Administrative Agent shall have received from the Required Lenders and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Persons.

2

(c)

No Default shall have occurred and be continuing, both before and after giving effect to the terms of this First Amendment.  By executing and delivering this First Amendment, the Borrower hereby represents and warrants to the Administrative Agent, the Issuing Banks and the Lenders that the condition precedent set forth in the first sentence of this clause (c) has been satisfied.

3.2

Sections 2.1(c), 2.3, and 2.4 of this First Amendment shall be effective upon the Acquisition Effective Date.

Section 4.    Miscellaneous.

4.1

Confirmation.  The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment and the Acquisition Effective Date.

4.2

Counterparts.  This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this First Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

4.3

No Oral Agreement.  This First Amendment and the Credit Agreement represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties.  There are no subsequent oral agreements between the parties.

4.4

GOVERNING LAW.  THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

KINDER MORGAN, INC.

By:  /s/ Joseph Listengart

 Vice President, General Counsel and

 Secretary

[FIRST AMENDMENT TO KMI FIVE-YEAR CREDIT AGREEMENT 1]

CITIBANK, N.A., individually and as Administrative Agent and Swingline Lender
By:	/s/ SHIRLEY E. BURROW
Name:	SHIRLEY E. BURROW
Title:	Attorney-in-Fact

[FIRST AMENDMENT TO KMI FIVE-YEAR CREDIT AGREEMENT -2]

WACHOVIA BANK, NATIONAL ASSOCIATION, individually and as Co-Syndication Agent,
By:	/s/ SHANNAN TOWNSEND
Name:	Shannan Townsend
Title:	Director

[FIRST AMENDMENT TO KMI FIVE-YEAR CREDIT AGREEMENT -3]

JPMORGAN CHASE BANK, individually and as Co-Syndication Agent,
By:	/s/ DIANNE L. RUSSELL
Name:	Dianne L. Russell
Title:	Vice President

[FIRST AMENDMENT TO KMI FIVE-YEAR CREDIT AGREEMENT -4]

THE BANK OF TOKYO-MITSUBISHI, LTD., HOUSTON AGENCY, individually and as Co- Documentation Agent
By:	/s/ KELTON GLASSCOCK
Name:	Kelton Glasscock
Title:	Vice President & Manager

[FIRST AMENDMENT TO KMI FIVE-YEAR CREDIT AGREEMENT -5]

SUNTRUST BANK, individually and as Co- Documentation agent
By:	/s/ JOSEPH M. MCCREERY
Name:	Joseph M. McCreery
Title:	Vice President

[FIRST AMENDMENT TO KMI FIVE-YEAR CREDIT AGREEMENT -6]

BARCLAYS BANK PLC
By:	/s/ DAVID BARTON
Name:	David Barton
Title:	Associate Director

[FIRST AMENDMENT TO KMI FIVE-YEAR CREDIT AGREEMENT -7]

THE ROYAL BANK OF SCOTLAND plc
By:	/s/ MATTHEW MAIN
Name:	Matthew Main
Title:	Managing Director

[FIRST AMENDMENT TO KMI FIVE-YEAR CREDIT AGREEMENT -8]

HARRIS NESBITT FINANCING, INC.
By:	/s/ CABAL B. CARMODY
Name:	Cabal B. Carmody
Title:	Vice President

[FIRST AMENDMENT TO KMI FIVE-YEAR CREDIT AGREEMENT -9]

WILLIAM STREET COMMITMENT CORPORATION (Recourse only to assets of William Street Commitment Corporation)
By:	/s/ MARK WALTON
Name:	Mark Walton
Title:	Assistant Vice President

[FIRST AMENDMENT TO KMI FIVE-YEAR CREDIT AGREEMENT -10]

SUMITOMO MITSUI BANKING CORPORATION
By:	/s/ WILLIAM M. GINN
Name:	William M. Ginn
Title:	General Manager

[FIRST AMENDMENT TO KMI FIVE-YEAR CREDIT AGREEMENT -11]

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES
By:
Name:
Title:

By:
Name:
Title:

[FIRST AMENDMENT TO KMI FIVE-YEAR CREDIT AGREEMENT -12]

LEHMAN BROTHERS BANK, FSB
By:	/s/ JANINE M. SHUGAN
Name:	Janine M. Shugan
Title:	Authorized Signatory

[FIRST AMENDMENT TO KMI FIVE-YEAR CREDIT AGREEMENT -13]

CALYON NEW YORK BRANCH
By:	/s/ BERTRAND CORD'HOMME
Name:	Bertrand Cord'homme
Title:	Director

By:	/s/ DARRELL STANLEY
Name:	Darrell Stanley
Title:	Director & Manager

[FIRST AMENDMENT TO KMI FIVE-YEAR CREDIT AGREEMENT -14]

DEUTSCHE BANK AG NEW YORK BRANCH
By:	/s/ MARCUS TARKINGTON
Name:	Marcus Tarkington
Title:	Director

By:	/s/ RAINER MEIER
Name:	Rainer Meier
Title:	Assistant Vice President

[FIRST AMENDMENT TO KMI FIVE-YEAR CREDIT AGREEMENT -15]

USB LOAN FINANCE LLC
By:	/s/ MARIA PINA
Name:	Maria Pina
Title:	Associate Director
Banking Products
Services, US

By:	/s/ JOSELIN FERNANDES
Name:	Joselin Ferandes
Title:	Associate Director
Banking Products
Services, US

[FIRST AMENDMENT TO KMI FIVE-YEAR CREDIT AGREEMENT -16]

MERRILL LYNCH BANK USA
By:	/s/ LOUIS ALDER
Name:	Louis Alder
Title:	Director

[FIRST AMENDMENT TO KMI FIVE-YEAR CREDIT AGREEMENT -17]

CREDIT SUISSE, Cayman Islands Branch
By:	/s/ VANESSA GOMEZ
Name:	VANESSA GOMEZ
Title:	VICE PRESIDENT

By:	/s/ KARIM BLASETTI
Name:	KARIM BLASETTI
Title:	ASSOCIATE

[FIRST AMENDMENT TO KMI FIVE-YEAR CREDIT AGREEMENT -18]

WELLS FARGO BANK TEXAS, N.A.
By:	/s/ STEPHANIE B. CASAS
Name:	Stephanie B. Casas
Title:	Vice President

[FIRST AMENDMENT TO KMI FIVE-YEAR CREDIT AGREEMENT -19]

BANK OF AMERICA, N.A.
By:	/s/ GREGORY B. HANSON
Name:	Gregory B. Hanson
Title:	Vice President

[FIRST AMENDMENT TO KMI FIVE-YEAR CREDIT AGREEMENT -20]